MORGAN STANLEY GLOBAL BASIC MATERIALS CONFERENCE February 21, 2008 Richard A. Navarre President and Chief Commercial Officer Peabody Energy

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Forward-looking company data is as of the Jan. 31, 2008 earnings announcement. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of Jan. 31, 2008. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: the outcome of commercial negotiations involving sales contracts or other transactions; customer performance and credit risk; supplier performance, and the availability and cost of key equipment and commodities; availability and costs of transportation; geologic, equipment and operational risks associated with mining; our ability to replace coal reserves; labor availability and relations; the effects of mergers, acquisitions and divestitures; legislative and regulatory developments, including mercury and carbon dioxide related limitations; the outcome of pending or future litigation; coal and power market conditions; weather patterns affecting energy demand; availability and costs of competing energy resources; risks associated with our Btu Conversion initiatives; worldwide economic and political conditions; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission. The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment costs, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA (or Adjusted EBITDA), a non-GAAP measure, to income from operations, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 1/31/08

BTU: The Only Global Pure-Play Coal Investment Excellent leverage to rising prices Global expansion into high-growth, high-margin markets Levered to ongoing China and India expansion Long-term demand from new generation and Btu Conversion Portfolio of safe, low-cost operations Industry-best 9 billion ton reserve base BTU Positioned For Sustained Long-Term Growth

ROBUST MARKETS AND PEABODY'S POSITION

Coal Continues to Be Fastest Growing Fuel, Straining Supplies & Raising Pricing Five-Year Change in Global Energy Consumption Source: BP Statistical Review of World Energy, June 2007. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 29.57 16.37 15.39 8.97 4.03 30% 2001 - 2006 Change 16% 9% 15% 4% Coal Natural Gas Oil Hydro Nuclear Compound Annual Growth Rate 0.8% 1.7% 2.9% 3.1% 5.3% Seaborne Coal Demand Growing 7% Annually

Roaring Global Coal Demand Growth Straining Supplies in All Markets Russia Export Declines Pinch European Customers Australia Struggles Through Rail, Port and Weather Issues Power Shortages Halt South Africa Export Mines Venezuela Government Cancels Contracts to Reprice Two-Year Tripling of Net Exports Tightens All U.S. Markets China Halts Coal Exports Due to Critically Low Coal Supplies Low India Stockpiles Boost Import Demand Europe Ramps Up Imports from U.S. East Coast & Gulf Common Themes: Hyper-Growth; Straining Infrastructure; Lack of Alternative Fuels; Cost Pressures

Where Will the Coal Come From? Exporters Face Numerous Constraints The World is Short Some 30 Million Tons in 2008 Source: Barlow Jonker, Peabody Analysis. Venezuela Poland Kazakhstan Canada Vietnam China U.S. Colombia South Africa Russia Indonesia Australia 2002 - 2004 7 10 24 25 29 50 51 65 68 98 161 251 Indonesia S. Africa Russia Colombia China U.S. Vietnam 2007 Total Exports (million tonnes) Australia Canada Kazakhstan Poland Venezuela Continued growth; coal chain issues Fast growth, declining quality & domestic needs Keeping more coal at home; "Will not fill void" Lower exports due to domestic generation crisis Exports increased 6 MT to 65 MT, mostly headed to Europe Halting exports at this time due to severe domestic shortages Opportunities to increase exports 20 MT to 30 MT in 2008 Keeping more power at home for domestic use Limited met coal exports due to rail and geology Declining exports in 2007 for fifth successive year Increasing production to satisfy domestic demand Government pulls customer agreements to renegotiate

PRB 2007 7.25 16 Coal Prices Reaching Record Highs in Current Markets Source: Global Coal Newcastle Index; McCloskey's Coal Report; Industry Reports. Australia/Newcastle CAPP China/Qinhuangdao Columbia/Bolivar into ARA Russia/Vostochniy South Africa/Richards Bay 2007 51.6 39.9 59 49 58 49.6 2008 152.5 84.58 101 107 130 123 Hard Coking Metallurgical 2007 98 275 Australia/ Newcastle China/ Qinhuangdao Colombia/ Bolivar Russia/ Vostochniy South Africa/ Richards Bay $51.60 $152.50 $59.00 $101.00 $49.00 $107.00 $58.00 $130.00 $49.60 $123.00 CAPP $275.00 1/07 1/07 1/07 2/08 $98.00 2/08 2/08 1/07 2/08 1/07 2/08 1/07 2/08 U.S. Dollars Per Ton(ne) Hard Coking Metallurgical PRB $16.00 $7.25 1/07 2/08 1/07 2/08 $39.90 $84.58 +121% +181% +196% +112% +71% +118% +124% +148%

Peabody: Outstanding Position to Serve Growth Markets #1 in Powder River Basin #1 in Colorado #1 in Illinois Basin #1 Exporter of U.S.-based companies #1 U.S. coal trader Tripling Australian presence Leading global coal trader

Australia: Outstanding Conditions as 2008 Contract Season Begins Source: Global Coal Newcastle Index; McCloskey's Coal Report; Industry Reports; * Represents prior-year price. High Quality Hard Coking Coal Industry & BTU Work Through Force Majeures and Weather Issues Newcastle Thermal Coal

Significant Leverage to Strong Seaborne Thermal and Metallurgical Coal Markets Unpriced Australia volumes as of Dec. 31, 2007. Met comprises a range of metallurgical coal qualities. Roll-Off of Legacy Contracts = Significant Upside

PRB Markets Strengthen from Pull of Exports and Domestic Growth PRB pricing doubles in one year Best U.S. volume leverage over next several years Unpriced U.S. volumes: 80 - 90 Million for 2009 140 - 150 Million for 2010 Peabody's 2007 realized premium PRB prices 29% higher than 2006 Source: Coal and Energy Price Report, Doyle Trading Consultants for PRB 8,800 2008 delivery. Unpriced U.S. volumes as of Dec. 31, 2007.

U.S. Net Exports Expected to More Than Triple Over Two Years Net exports grow due to global coal shortages, European demand, weak dollar and reduced U.S. imports Net export increases will further reduce stockpiles Creates pull to PRB and Colorado markets Peabody exports coal from CAPP, NAPP, Illinois Basin, Colorado and PRB Source: National Mining Association, International Coal Review Monthly, January 2008 and Peabody estimates.

API 2 (Implied Delivered to Europe, per tonne): $140 Implied CAPP Price at East Coast Port (ton): $105 Netback for Central Appalachia (ton): $84 Netback for Northern Appalachia (ton): $77 Eastern River Plant Netback to... PRB Colorado Illinois Netback FOB $/Ton $24.35 $50.85 $62.25 Current Price $16.00 $35.00 $47.65 OPPORTUNITY $ 8.35 $15.85 $14.60 (Unscrubbed) (Scrubbed) Source: Index prices for Cal'08 and Peabody analysis. Assumes PRB 8,800 0.8 lb. SO2; Colorado 11,800 Btu 1.0 lb. SO2; Illinois 12,000 Btu 5.0 lb. SO2 Transportation of $24/ton rail and $11/ton barge for PRB; $33/ton rail and $11/ton barge for Colorado; $6/ton barge for Illinois. International Markets Create Major Flow-Back Opportunities

Peabody's Global Operations and Trading Leverage Record-Setting Markets Operations Trading & Local Offices Countries Served Ports BTU Clean Coal Projects Coal Exports Domestic Sales St. Louis London Beijing Sydney

China, India and U.S. Represent Vast Majority of Global Coal Growth Growth through 2030. Amounts in million short tons. Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006. International Energy Agency. Projected Australia export flow for 2004-2030. Long-Term Coal Demand Forecasts Continue to Rise

High Price of Power and Competing Fuels Spurs New U.S. Coal-Fueled Generation 11 units began construction in 2007 16,790 MW under construction or recently on line 3,770 MW likely to begin construction in next two years Majority of plants to be sourced from PRB and Illinois Basin Largest New Coal Plant Build-out in Decades Construction initiated on 1,600 MW Prairie State Energy Campus

Coal Use Expected to Accelerate Over Next Several Decades Million Kilowatt Hours Coal Nuclear Natural Gas Renewables Petroleum U.S. Electric Power Generation by Fuel Type Source: Energy Information Administration, Annual Energy Outlook 2007.

PEABODY'S KEY FOCUS AREAS

Peabody Taking Decisive Steps To Benefit From Accelerating Global Coal Markets Improving productivity and costs Expanding access to high- growth, high-margin markets Improving capital efficiency Pursuing long-term operating, trading and joint-venture opportunities Advancing clean coal projects including Btu Conversion Key 2008 Focus Areas

Improving Productivity and Costs 2007 full-year data per Platts Energy Advantage. Source: U.S. Department of Labor Mine Safety & Health Administration. 2007 Investments and Improvements Drive Productivity Gains Peabody U.S. Industry 3Q07 4Q07 Surface Underground 2Q07 1Q07

Peabody's Australian Portfolio Provides Major Product and Port Diversity 21.4 million tons in 2007 More than triple output in 3 years 2008 target: 23 - 25 million tons Growing to 30 - 35 million tons in several years

Improving Capital Efficiency and Productivity Examples: PRB Conveyor, Wilpinjong, El Segundo

Peabody is a Leader in Advancing Clean Coal Solutions and Btu Conversion Advancing Signature Climate Projects in U.S., China and Australia BTU is the only non-Chinese equity partner in GreenGen, China's centerpiece commercial climate initiative BTU is a long- standing supporter of the Vision 21 and FutureGen clean coal projects BTU is a member of Australia's Coal21 Fund to advance near-zero emissions through technologies such as oxyfuel

Continental U.S. Proven Oil Reserves 117 176 Peabody's Proven and Probable Coal Reserves Continental U.S. Natural Gas Reserves Largest U.S. Oil Company 172 128 Reflects Oct. 31, 2007 spin-off. Source: Annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves. Continental U.S. Oil and Natural Gas Reserves exclude Federal Offshore. In an Energy-Short World, BTU's Energy Reserves Are Unmatched Energy Value in Quadrillion Btus BTU Has Multiple 100+ Million-Ton Sites to Fuel Btu Conversion Largest U.S. Natural Gas Company 17

Source: Company filings and reports. Btu Conversion = Value Conversion as We Narrow the Energy Valuation Gap Market Capitalization on Btu-Equivalent Basis

Chinese economy fueled by coal power Coal growth in India/Korea/Taiwan/Vietnam/Philippines World coal expansion cannot keep pace with demand Fiscal, geologic and regulatory barriers in Appalachia Shortage of skilled workers Wait times for equipment and tires Cost of fuel, steel and explosives Depleting quality reserves Low global coal inventories Strained rail and port capacity Nations keeping more coal at home Coal traveling farther to highest bidder Largely inelastic... Price doesn't change coal demand Defining The Structural Shortage for the Global Coal Chain

2004 2005 2006 2007 2008 2009 2010 EBITDA 496 708 901 956 1300 Revenue growth from higher- priced sales commitments Global expansion in high- demand, high-margin regions Market-focused U.S. production Unmatched, diversified reserve base Emerging markets from Btu Conversion $496 $708 $901 EBITDA ($ in Millions) Focus on Long-Term Shareholder Value Reflects results from continuing operations (Unaudited) and Peabody's targets for 2008 as of Jan. 31, 2008. $956 $1,000 - $1,300 Peabody Has an Outstanding Outlook

Richard A. Navarre President and Chief Commercial Officer Peabody Energy MORGAN STANLEY GLOBAL BASIC MATERIALS CONFERENCE February 21, 2008